UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

VIGIL NEUROSCIENCE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply)

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Securities Exchange Act of 1934 Rules 14a-6(i)(1) and 0-11.

VIGIL NEUROSCIENCE, INC. 100 FORGE ROAD, SUITE 700 WATERTOWN, MA 02472 V15695-P90815

You invested in VIGIL NEUROSCIENCE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 7, 2023.

Get informed before you vote

View the Notice, Proxy Statement and our 2022 Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting* June 7, 2023 8:00 a.m. Eastern Time
Point your camera here and
vote without entering a
control number
Virtually at: www.virtualshareholdermeeting.com/VIGL2023

    *Please check the meeting materials for any special requirements for meeting attendance.

V1.2

  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. The more complete proxy

materials, which contain important information and are

available to you on the Internet or by mail. Please follow

the instructions on the reverse side to vote these important matters. We encourage you to access and review the proxy

materials at www.ProxyVote.com before voting.

Voting Items		Board Recommends

1.	To elect three class II directors to our board of directors, to serve until the 2026 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal:

Nominees:

1a.	Cheryl Renee Blanchard, PhD	For

1b.	Mary Thistle	For

1c.	Stefan Vitorovic, MS, MBA	For

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.	For

Note:The proxies are authorized to vote on such other business as may properly come before meeting or and adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V15696-P90815